ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
                         SUPPLEMENT DATED JUNE 27, 2007,
            TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                DATED MAY 1, 2007, AS SUPPLEMENTED JUNE 20, 2007

              THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED
            IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                  AND SHOULD BE ATTACHED TO THE PROSPECTUS AND
              STATEMENT OF ADDITIONAL INFORMATION AND RETAINED FOR
                               FUTURE REFERENCE.


THE FOLLOWING PARAGRAPH IS INSERTED ON PAGE 2 OF THE PROSPECTUS AFTER THE SECOND PARAGRAPH UNDER THE HEADING "PRINCIPAL INVESTMENT STRATEGIES":

     In addition to investing in the Permitted Underlying Funds, the Manager may also use a tactical asset allocation overlay strategy in managing the Funds. Most of the Permitted Underlying Funds use conventional security selection techniques to implement their various investment strategies. By contrast, the tactical asset allocation overlay strategy makes investments in broad market segments based on the views of an investment manager concerning macroeconomic trends in the domestic and foreign securities markets. The tactical asset allocation overlay strategy is intended to enhance long-term returns by using derivative instruments, including, but not limited to, equity futures, fixed income futures, and forward currency contracts. Through the tactical asset allocation overlay strategy, the Funds seek to profit from short- and medium-term market moves by shifting their investment weightings among domestic and foreign equity, bond, and currency markets. The Funds pursue this strategy by investing in unregistered investment pools that are not Permitted Underlying Funds and that are managed by other investment managers. Investing in these investment pools creates within each of the Funds exposure to equity, bond, and currency positions intended to generate positive returns for the Funds. However, there can be no guarantee that such results will be achieved. Generally, the tactical asset allocation overlay strategy will utilize approximately 5% of the net assets of each of the Funds. Depending upon market conditions, cash flows, and other considerations, the amount of net assets allocated to the tactical asset allocation overlay strategy may be higher or lower.

THE FOLLOWING PARAGRAPH IS INSERTED ON PAGE 8 OF THE PROSPECTUS IMMEDIATELY FOLLOWING THE PARAGRAPH DESCRIBING ASSET CLASS SPECIFIC RISK:

     o DERIVATIVES RISK: The Funds may invest in unregistered investment pools that may, in turn, invest in derivative instruments such as futures, options, and options on futures. Derivatives can increase share price volatility and those that involve leverage could magnify losses. Certain types of derivatives involve costs to the Fund that can reduce returns. The other party to a derivatives contract could default.

OTHER REFERENCES THROUGHOUT THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION TO THE FUNDS' INVESTMENTS ARE HEREBY REVISED TO REFLECT THE FACT THAT IN ADDITION TO THE PERMITTED UNDERLYING FUNDS, THE FUNDS MAY ALSO INVEST IN OTHER SECURITIES, INCLUDING UNREGISTERED INVESTMENT POOLS.


--------------------------------------------------------------------------------
THE PROSPECTUS IS REVISED TO DISCLOSE THAT THE WRITTEN CONTRACT BETWEEN THE FUNDS AND THE MANAGER LIMITING OPERATING EXPENSES IS EFFECTIVE THROUGH AT LEAST MAY 1, 2008.

THE PARAGRAPH IMMEDIATELY FOLLOWING THE HEADING "MANAGEMENT" ON PAGE 12 OF THE PROSPECTUS IS REPLACED WITH THE FOLLOWING:

     Each Fund pays a monthly management fee to the Manager based on a stated percentage of the Fund's average daily net asset value. The Manager and the Funds have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.30% through at least May 1, 2008.



                                                                   FOF-002-0507